Supplement dated December 29, 2020
to the Thrivent Church Loan and Income Fund Statement of Additional Information dated July 29, 2020
Effective December 14, 2020, the Board has elected Michael W. Kremenak to join the Board as an Interested Trustee. The Board has also appointed Mr. Kremenak as Senior Vice President of the Fund. Mr. Kremenak previously served as Secretary and Chief Legal Officer of the Fund since 2018. He has been replaced in that role by John D. Jackson, previously Assistant Secretary of the Fund.
Please include this Supplement with your Statement of Additional Information.
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